SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-651-6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 5, 2015, the Board of Directors of OptimizeRx Corp. (the “Company”) determined, upon the recommendation of the Company’s management, and in consultation with the Company’s independent registered public accounting firm, that the Company should restate its previously issued financial statements for the year ended December 31, 2013, the quarters ended March 31, 2014, June 30, 2014 and September 30, 2013 and 2014 to correct the accounting for certain transactions contained therein, as discussed below.

The restatement relates to unrecorded stock compensation related to investor relations and consulting services, unrecorded revenue share payables, and changes in revenue recognition, all occurring during the year ended December 31, 2013. The revenue recognition relates to promotional programs started in 2013 that were expected to be completed in 2013, but actually carried over into the first quarter of 2014.

The restatements will have no impact on cash flow in either the years ended December 31, 2013 or 2014 or the quarterly periods in 2013 or 2014, and will have the effect of decreasing revenue for the year ended December 31, 2013 and quarterly periods in 2013 and increasing revenue for the year ended December 31, 2014 and quarterly periods in 2014, but have no impact on total revenue for the two years combined.

Revenues for the year ended December 31, 2014 are now expected to be approximately $6.5 million, up approximately 40% over 2013.

In addition, 2013 expenses related to stock compensation and revenue share will be increased by approximately $60,000 and $90,000, respectively. The restatement of the 2014 periods results from the 2013 restatement and its impact on 2014 periods.

Restated financial statements for the year ended December 31, 2013 will be included in the Company’s annual report on Form 10-K for the year ended December 31, 2014, which the Company expects to file on or before March 31, 2015.

Accordingly, the financial statements contained in the Company’s Form 10-K for the year ended December 31, 2013, the Form 10-Q reports for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2013 and 2014 filed with the Securities and Exchange Commission should no longer be relied upon in their present format until such time as the restated financial statements are filed.

The Company’s Board of Directors discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, KLJ & Associates, LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Doug Baker
Doug Baker Chief Financial Officer

Date: February 6, 2015